UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008 (October 28, 2008)

PZENA INVESTMENT MANAGEMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33761	20-8999751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 West Forty Fifth Street
New York, NY 10036
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 355-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act.

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.     Entry Into a Material Definitive Agreement.

Amendment No. 3 to Credit Agreement

On October 28, 2008, Pzena Investment Management, LLC (the “Operating Company”), the operating company of Pzena Investment Management, Inc. (the “Company”), entered into Amendment No. 3 (the “Amendment”) to the Credit Agreement, dated July 23, 2007 (the “Credit Agreement”), among the Operating Company, as borrower, Bank of America, N.A., as administrative agent and L/C issuer, and the other lenders party thereto (collectively, the “Lenders”).  Pursuant to the Amendment, the Credit Agreement was amended and restated in full.  The Amendment provided for the following changes to the Credit Agreement, among others:

(i)	the Operating Company’s minimum assets under management financial covenant was eliminated;

(ii)	the Operating Company’s excess cash flow mandatory repayment was eliminated;

(iii)	the commitments under the revolving credit facility were reduced from $3,000,000 to $1,815,043;

(iv)	with respect to loans borrowed at base rate, the margin added to base rate was increased from 0.00% to 0.75%; with respect to loans borrowed at LIBOR, the margin was not modified;

(v)	certain additional restrictions were placed on the Operating Company’s ability to make Restricted Payments (as defined in the Credit Agreement), including dividends; and

(vi)	amendments to certain covenants in order to permit the incurrence of subordinated debt by the Operating Company.

Conditions precedent to the execution of the Amendment included, among others, (i) the repayment by the Operating Company of $25,000,000 of the $47,000,000 principal amount outstanding under the Credit Agreement as of October 28, 2008, and (ii) the grant by the Operating Company and one of its subsidiaries to the Lenders of a security interest in their accounts receivable pursuant to a Security Agreement entered into on October 28, 2008 by the Operating Company, as a Grantor, Pzena Alternative Investments, LLC, as a Grantor, and Bank of America, N.A., as Administrative Agent for each of the Secured Parties named therein.

Relationships with Lenders

Banc of America Securities LLC, an affiliate of Bank of America, N.A. was an underwriter of the Company’s initial public offering of its Class A common stock in October 2007.

Senior Subordinated Notes

In order to partially fund the $25,000,000 repayment required by the Lenders, the three independent members of the Company’s board of directors (Messrs. Galbraith, Meyerowich and Ullman) approved the Company’s issuance of an aggregate of $16,000,000 principal amount of Senior Subordinated Notes (collectively, the “Notes”) to the following persons and entities:

(i)	The Michele Pzena Family Trust, The Daniel Pzena Family Trust, The Aaron Pzena Family Trust and The Eric Pzena Family Trust, in each case created under the Richard Pzena Descendants Trust dated November 4, 2005, with various trustees ($1,250,000 principal amount by each such trust);

(ii)	The Pzena Family 1996 Irrevocable Trust between Richard S. Pzena and Wendy M. Pzena dated December 30, 1996 ($5,000,000 principal amount);

(iii)	Milestone Associates, L.L.C. ($5,000,000 principal amount); and

(iv)	Amelia Jones Feinberg ($1,000,000 principal amount).

The Notes were issued on October 28, 2008.  Each of these Notes is unsecured, has a ten year maturity and bears interest at 6.30% per annum.  The provisions of the Notes include a restricted payments covenant, a prohibition on incurring indebtedness which is not subordinated to the Notes, and events of default based on failure to make payments, bankruptcy, change of control and acceleration of material indebtedness.  In addition, the Notes are subordinated to the repayment in full of the loans under the Credit Agreement.

The Notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any jurisdiction and will be subject to certain restrictions on transfer.  The Company has not agreed to file a registration statement with the SEC relating to the resale of the Notes and does not have any intention of doing so.

Relationships with Holders of Senior Subordinated Notes

Each of The Michele Pzena Family Trust, The Daniel Pzena Family Trust, The Aaron Pzena Family Trust and The Eric Pzena Family Trust, in each case created under the Richard Pzena Descendants Trust dated November 4, 2005, with various trustees (collectively, the “Pzena Individual Trusts”) was established by Richard Pzena, the Company’s Chairman of the Board and Chief Executive Officer, for the benefit of the member of his immediate family named in each such trust.  Mr. Pzena directly owns 18,470,020 Class B Units of the Operating Company and an equivalent number of shares of the Company’s Class B common stock (the “Class B Common Stock”).  Mr. Pzena may also be deemed to beneficially own an aggregate of 6,258,600 Class B Units and an equivalent number of shares of Class B Common Stock which are directly held by the Pzena Individual Trusts, although he disclaims beneficial ownership of such Class B Units and such shares of Class B Common Stock.  Through his deemed beneficial ownership of 24,728,620 shares of Class B Common Stock in the aggregate, Mr. Pzena holds approximately 41.8% of the combined voting power of the Company’s common stock.  Mr. Pzena also beneficially owns less than 1% of the Company’s Class A common stock.

The Pzena Family 1996 Irrevocable Trust between Richard S. Pzena and Wendy M. Pzena dated December 30, 1996 was established by Mr. Pzena for the benefit of certain of his family members.

Milestone Associates, L.L.C. directly owns 7,265,291 Class B Units and an equivalent number of shares of Class B Common Stock.  Joel M. Greenblatt, one of the Company’s non-employee directors, is the managing member of Milestone Associates, L.L.C. and, together with certain trusts established by Mr. Greenblatt for the benefit of his immediate family members, beneficially owns 50% of its outstanding membership interests.  Through Milestone Associates, L.L.C.’s ownership of Class B Common Stock, Mr. Greenblatt holds approximately 12.3% of the combined voting power of the Company’s common stock.  Mr. Greenblatt also beneficially owns less than 1% of the Company’s Class A common stock.

Amelia Jones Feinberg is a former employee of the Operating Company.  Ms. Jones Feinberg also beneficially owns less than 1% of the Company’s Class A common stock.

Item 2.03.     Entry into Material Financial Obligation.

The information set forth under the first two paragraphs under the heading “Senior Subordinated Notes” under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit
No.	Description

4.1	Pzena Investment Management LLC Senior Subordinated Note for $1,250,000, dated October 28, 2008, issued to The Michele Pzena Family Trust created under the Richard Pzena Descendants Trust dated November 4, 2005, Laura Pzena, Trustee*

4.2	Pzena Investment Management LLC Senior Subordinated Note for $1,250,000, dated October 28, 2008, issued to The Daniel Pzena Family Trust created under the Richard Pzena Descendants Trust dated November 4, 2005, Jeffrey Pzena and William Pearce, Trustees*

4.3	Pzena Investment Management LLC Senior Subordinated Note for $1,250,000, dated October 28, 2008, issued to The Aaron Pzena Family Trust created under the Richard Pzena Descendants Trust dated November 4, 2005, Edward Fisher, Trustee*

4.4	Pzena Investment Management LLC Senior Subordinated Note for $1,250,000, dated October 28, 2008, issued to The Eric Pzena Family Trust created under the Richard Pzena Descendants Trust dated November 4, 2005, Robin Buchalter, Trustee*

4.5	Pzena Investment Management LLC Senior Subordinated Note for $5,000,000, dated October 28, 2008, issued to The Pzena Family 1996 Irrevocable Trust between Richard S. Pzena and Wendy M. Pzena dated December 30, 1996, Gregory Sawers, Trustee*

4.6	Pzena Investment Management LLC Senior Subordinated Note for $5,000,000, dated October 28, 2008, issued to Milestone Associates, L.L.C.*

4.7	Pzena Investment Management LLC Senior Subordinated Note for $1,000,000, dated October 28, 2008, issued to Amelia Jones Feinberg*

10.1	Amendment No. 3 to Credit Agreement and Limited Consent and Waiver, dated October 28, 2008, among Pzena Investment Management, LLC, as the Borrower, Pzena Alternative Investments, LLC, as Guarantor, and Bank of America, N.A., as Administrative Agent and Lender.*

10.2	Security Agreement, dated as of October 28, 2008, among Pzena Investment Management, LLC, Pzena Alternative Investments, LLC, and Bank of America, N.A., as Administrative Agent for each of the Secured Parties named therein.*

* To be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PZENA INVESTMENT MANAGEMENT, INC.
(Registrant)

Dated:	October 30, 2008	By:	/s/ Wayne A. Palladino
			Name:	Wayne A. Palladino
			Title:	Chief Financial Officer